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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27294) of Kellogg Company of our report dated April 20, 2001 relating to the financial statements of Kellogg Company American Federation of Grain Millers Savings and Investment Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

Battle Creek, Michigan
April 27, 2001